EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of CyberOptics Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, Kathleen P. Iverson, Chief Executive Officer, and Jeffrey A. Bertelsen, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kathleen P. Iverson

Kathleen P. Iverson Chief Executive Officer August 9, 2005

/s/ Jeffrey A. Bertelsen

Jeffrey A. Bertelsen Chief Financial Officer August 9, 2005